Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Description of Plan [Line Items]
Description of the Plan

1. Description of the Plan

The following description of the Methode Electronics, Inc. 401(k) Savings Plan (Plan) provides only general information. Participants should refer to the Plan agreement or Summary Plan Description (SPD) for a more complete description of the Plan’s provisions. Copies of the SPD are available from Methode Electronics, Inc.

General

The Plan is a defined-contribution plan established to provide additional retirement and other benefits for eligible employees, to enable eligible employees, through systematic savings, to accumulate funds on a tax-advantageous basis, and to provide a vehicle through which the plan sponsor, Methode Electronics, Inc. and its subsidiaries (the Company), can attract and retain qualified employees.

Participation

Participation in the Methode Electronics, Inc. 401(k) Savings Plan begins on the employee’s hire date and is accomplished through an automatic enrollment process. The participant is automatically enrolled to contribute 3% of their eligible wages into the American Balanced Fund, the Plan’s Qualified Default Investment Alternative, on a pre-tax basis unless they elect to opt-out on contributing to the Plan all together or elect to make their own investment election.

Contributions

Participants may elect to contribute a minimum of 1% of their annual compensation (as defined in the Plan) pre-tax, after-tax Roth 401(k) or any combination, up to the maximum annual dollar limit allowable by the Internal Revenue Service (IRS).

The Company contributes to the Plan, on behalf of each participant, a “safe-harbor” non-elective contribution of 3% of each participant’s eligible compensation (as defined by the Plan), subject to the IRS maximum amount, for the portion of the Plan year in which the employee was a participant in the Plan.

Participants may direct contributions into various investment options offered by the Plan.

Participant Withdrawals

Withdrawals are permitted in the event of termination of employment, disability, death, retirement, attainment of age 59 1/2, or financial hardship. A financial hardship withdrawal is currently permitted by the IRS for certain authorized purposes with the approval by the 401(k) Plan Administrator. Such withdrawals must be approved by the 401(k) Plan Administrator. Withdrawals prior to the attainment of age 59 1/2 may be subject to an additional 10% tax penalty.

Vesting

Participants are immediately vested in Company contributions, their contributions, and actual earnings (losses) thereon.

Notes Receivable from Participants

Participants may borrow a minimum of $1,000 up to a maximum equal to the lesser of $50,000 or 50% of their account balance from their fund accounts. Loan terms range from 1 to 5 years or up to 15 years for the purchase of a primary residence. The loans are secured by the balance in the participant’s account and bear interest at the prime rate plus 1%. Principal and interest are paid ratably through payroll deductions.

Participant loans are measured at their unpaid principal balance. Delinquent participant loans are reclassified as distributions based upon the terms of the Plan.

Participant Accounts

Each participant’s account is credited with the participant’s contributions and allocations of Company contributions and Plan earnings (losses). Allocations are based on participant earnings or account balances as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s account.

Plan Termination

Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974.